Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions
Related Party Transactions

9. Related‑Party Transactions

In 2016 the Company’s Chief Executive Officer entered into a loan agreement with the Company to finance the exercise of stock options to purchase 29,713 shares of common stock for $94,271, which loan bore interest at 1.00% per annum. The balance of the note reeivable at the beginning of 2017 was $55,000, which was repaid in full in 2017.

For shared services provided by Liquidia to Envisia, Liquidia recorded $105,623 and $0, respectively, for sharing of patent costs as a reduction of Research and Development Expenses in the accompanying Statements of Operations and Comprehensive Loss for the years ended December 31, 2017 and 2018, respectively. In March 2017, the license related to the Otic field, along with other intellectual property rights, as defined, was purchased back by the Company from Envisia in exchange for 75,000 shares of its Envisia common stock.